UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 26, 2022

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2022, the Board of Directors (the “Board”) of Enerpac Tool Group Corp. (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws”). The Bylaws were amended to incorporate the universal proxy rules adopted by the U.S. Securities and Exchange Commission into the Company’s advance notice bylaw provisions and revise the appointment and removal procedures for vice presidents of the Company. The amendments also include certain technical, modernizing and clarifying changes to the Bylaws.

The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is filed herewith as Exhibit 3.1 and incorporated herein by reference. A marked copy of the Bylaws, which indicates the changes from the prior version of the Company’s amended and restated bylaws, is filed herewith as Exhibit 3.2.

Item 8.01. Other Events.

On July 28, 2022, the Company announced an annual cash dividend of $0.04 per common share payable on October 17, 2022 to shareholders of record at the close of business on October 7, 2022. A copy of the press release announcing the cash dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Enerpac Tool Group Corp., dated as of July 26, 2022
3.2	Amended and Restated Bylaws of Enerpac Tool Group Corp., dated as of July 26, 2022 (marked to show changes against prior version)
99.1	Press Release, dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022
ENERPAC TOOL GROUP CORP.

	By:	/s/ James Denis
James Denis
Acting General Counsel and Secretary